UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21552

                             J.P. Morgan Access Multi-Strategy Fund, L.L.C.

(Exact name of registrant as specified in charter)

383 Madison Avenue

                         New York, NY 10179

(Address of principal executive offices) (Zip code)

Abby L. Ingber, Esq.

J.P. Morgan Private Investments Inc.

4 New York Plaza

                         New York, NY 10004

(Name and address of agent for service)

Copy to:

Jon Rand, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end:   March 31

Date of reporting period:   March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Statements

For the year ended March 31, 2023

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the Securities and Exchange Commission (“SEC”), may not be copied, faxed or otherwise distributed to the general public.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Statements

For the year ended March 31, 2023

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s interests, when redeemed, may be worth more or less than original cost.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and members’ capital, including the schedule of investments, of J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”) as of March 31, 2023, the related statements of operations and cash flows for the year ended March 31, 2023, the statements of changes in members’ capital for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and investment fund portfolio managers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
May 26, 2023

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Market Overview (Unaudited)

As of March 31, 2023

Volatility persisted across both Developed and Emerging Markets during the period of April 1, 2022 to March 31, 2023. The MSCI USA Index, MSCI World ex-USA Index and the MSCI Emerging Markets Indices fell 8.5%, 2.7% and 10.7% respectively.

Global Bond and cash markets broadly outperformed equities. The Bloomberg U.S. 1-3 Months Treasury Bills Index returned 2.6%, the Bloomberg Global Aggregate Total Return Hedged USD Index returned (3.9%), while the MSCI World Index returned (7.0%) during the period of April 1, 2022 to March 31, 2023.

Since the start of 2022, the Federal Open Market Committee of the U.S. Federal Reserve (the “Fed”) has increased interest rates by 4.75% in an effort to slow inflation and may continue to do so until inflation falls from elevated levels. As a result of tightened financial conditions, economic growth has begun to slow and parts of the economy, like smaller U.S. banks, have shown signs of stress. If stress in the banking system were to spread, global markets would likely continue to come under pressure.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Fund Commentary (Unaudited)

Twelve Months Ended March 31, 2023

Reporting Period Return

J.P. Morgan Access Multi-Strategy Fund, L.L.C.	(1.43%	)*
Hedge Fund Research, Inc. (HFRI) Fund of Funds Diversified Index	(1.04%	)

Members’ Capital as of 3/31/2023 (In Thousands)	$216,225

INVESTMENT OBJECTIVES AND STRATEGY**

J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”) is an actively managed registered “fund of hedge funds” with a target portfolio of 20-25 single strategy and diversified hedge funds. The Fund seeks to fully complement an existing traditional stock and bond portfolio with a focus on generating consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed income markets.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s assets primarily among professionally selected investment funds (commonly referred to as hedge funds) (“Investment Funds”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. Investment Funds generally pursue “absolute return” in that they seek to achieve positive returns, by, for example, taking long and short positions and by engaging in various hedging strategies, regardless of the performance of the traditional equity and fixed income markets. There can be no assurance that the Fund will achieve its investment objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of April 1, 2022 through March 31, 2023 (the “Reporting Period”), the Fund posted a (1.43%) return, net of fees, on an absolute basis, and modestly underperformed relative to the HFRI Fund of Funds Diversified Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

*

The return shown is based on the Members’ Capital calculated for Member transactions. Certain adjustments were made to the Members’ Capital of the Fund at March 31, 2023 for financial reporting purposes, and as a result, the Members’ Capital for Member transactions and the total return based on that Members’ Capital may differ from the adjusted Members’ Capital and the total return for financial reporting.

**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Fund Commentary (Unaudited) (continued)

Relative Value and Opportunistic/Macro strategies comprised approximately 48% of the Fund’s strategy exposure at the end of the Reporting Period, and were the Fund’s largest strategy overweights relative to the broader hedge fund industry, as measured by the Hedge Fund Research (“HFR”) Industry Report. During the Reporting Period, the Relative Value strategy contributed positively to the Fund’s performance on an absolute and relative basis, with exposures to Quantitative Multi-Strategy, Equity Market Neutral, and Securitized Fixed Income strategies benefiting from heightened asset class volatility and dispersion. Similarly, Opportunistic/Macro returns were positive on an absolute and relative basis, as continued directional trends across interest rates, currencies, bonds, and commodities helped drive discretionary macro and trend-follower performance.

Event Driven and Long/Short Equities strategies comprised approximately 49% of the Fund’s exposure at the end of the Reporting Period, and were the Fund’s largest strategy underweights relative to the hedge fund industry, as measured by the HFR Industry Report. Both strategies detracted from the Fund’s performance on an absolute and relative basis. Losses across Long/Short Equities were primarily driven by the Fund’s more directionally oriented and growth biased managers, which suffered as equity markets declined globally. Event Driven strategy performance was also affected by the sell-off in risk assets during the Reporting Period, with both high yield credit and equity special situations generating negative returns.

HOW WAS THE FUND POSITIONED?

As of the end of the Reporting Period, the Fund was allocated to four main hedge fund strategies with exposures to 28 managers that encompass multiple sub-strategies.

The percentages on this graph are based on Total Investments. The percentages on the Schedule of Investments differ as they are based on the Members’ Capital.

Management agreements of the general partners/managers of the investment funds (excluding registered investment companies) provide for compensation to such general partners/managers in the form of management fees ranging from 0.50% to 3% annually of Members’ Capital and performance fees of 10% to 35% of net profits earned.

During the Reporting Period, the Fund continued to diversify across strategies and reduce its overall directionality to traditional asset classes. Given the level of uncertainty in markets, the Fund has reduced tracking error by maintaining more defensive positions and incorporating more investment styles, but did not take an overly defensive stance. At the end of the first quarter of 2023, the Fund’s 3 year estimated tracking error is below 2% and its betas to global equities and credit are consistent with estimates for the Fund’s benchmark at 0.20 and 0.35, respectively.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Fund Commentary (Unaudited) (continued)

In its effort to diversify strategies and reduce overall directionality, the Fund added to Opportunistic/Macro and Relative Value positions, while reducing allocations to Long/Short Equities and Event Driven strategies during the Reporting Period. Within strategies, reductions were made to fundamental and sector specific equity managers and rebalanced across discretionary macro and equity market neutral managers.

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2023

	Inception Date of Fund	1 Year	5 Year	10 Year	Since Inception

J.P. Morgan Access Multi-Strategy Fund, L.L.C.	April 6, 2004	(1.43)%	3.12%	2.03%	2.53%

The allocation of the various strategies employed by the Fund may change and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest Confidential Private Placement Memorandum, the gross and net expense ratios for the Fund were 6.90% and 6.89% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The graph illustrates comparative performance for $10,000 invested in the J.P. Morgan Access Multi-Strategy Fund, L.L.C. and the Hedge Fund Research, Inc. Funds of Funds Diversified Index from April 1, 2013 to March 31, 2023.

The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the HFRI Funds of

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Fund Commentary (Unaudited) (continued)

Funds Diversified Index is provided for illustrative purposes only. The securities comprising the Index may have substantially different characteristics than investments held by the Fund and the Index does not represent the strategy of the Fund. Comparisons to the Index have limitations because the Index has volatility, asset composition and other material characteristics that may differ from the Fund. Although the performance of the Index reflects the returns of constituent hedge funds, net of expenses, the Index itself is unmanaged and no expenses are deducted at the Index level. The performance of the Index has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Index performance information is as of March 31, 2023 unless otherwise indicated. Index returns may be estimates and subject to change without notice. The HFRI Funds of Funds Diversified Index may reflect estimated returns for up to four months. Because of these estimates, the performance of the Index should not be relied upon as an accurate measure of comparison and should not be relied upon in making an investment decision with respect to the Fund.

HFRI Funds of Funds Diversified Index is a widely used hedge fund benchmark. Fund of Funds classified as “Diversified” exhibit one or more of the following characteristics: invests in a variety of strategies among multiple managers; historical annual return and/or a standard deviation generally similar to the HFRI Fund of Fund Composite Index; demonstrates generally close performance and returns distribution correlation to the HFRI Fund of Fund Composite Index. A fund in the HFRI Fund of Funds Diversified Index tends to show minimal loss in down markets while achieving superior returns in up markets. The Index definition can be found at www.hedgefundresearch.com.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments

March 31, 2023

Investment Funds (a)	Cost ($)	Value ($)	% of Members’ Capital		Liquidity (b)

Event Driven
Antara Capital Onshore Fund LP (c)	7,750,000	7,059,436	3.26		Quarterly
HG Vora Special Opportunities Fund, L.P. (c)	8,314,725	9,832,415	4.55		Quarterly
PSAM WorldArb Partners, L.P. (c)	5,100,000	4,466,256	2.07		Quarterly
Sculptor Domestic Partners II, LP (c)	6,537,771	6,719,287	3.11		Quarterly
Third Point Partners Qualified, L.P. (c)	5,005,040	6,236,378	2.88		Quarterly
Varde Credit Partners (Offshore), Ltd. (c)	7,246,873	8,194,363	3.79		Quarterly

Total	39,954,409	42,508,135	19.66

Long/Short Equities
BlackRock Emerging Frontiers Fund, Ltd. (c)	7,600,000	10,191,964	4.71		Monthly
Coatue Qualified Partners, L.P. (c)	3,690,874	7,270,837	3.36		Quarterly
Echo Street GoodCo New World, LP (c)	3,850,000	3,391,377	1.57		Quarterly
Echo Street Goodco Select, LP (c)	7,783,612	8,626,884	3.99		Monthly
Lakewood Capital Partners, L.P. (c)	7,204,182	8,610,119	3.98		Quarterly
Naya Fund LP (c)	4,300,000	4,540,979	2.10		Quarterly
North Rock Fund, L.P. (c)	5,750,000	5,817,464	2.69		Monthly
Redmile Capital Fund LP (c)	7,850,000	5,646,177	2.61		Quarterly
RTW Onshore Fund One, LP (c)	3,800,000	2,187,376	1.01		Quarterly
Two Sigma China Core Equity Fund, LP (c)	6,300,000	5,199,244	2.41		Monthly

Total	58,128,668	61,482,421	28.43

Opportunistic/Macro
Brevan Howard Alpha Strategies Fund, L.P. (c)	3,200,000	3,160,037	1.46		Monthly
Brevan Howard, L.P. (c)	7,242,265	11,122,205	5.14		Monthly
D.E. Shaw Oculus Fund, LLC (c)	8,115,899	15,782,199	7.30		Quarterly
Kirkoswald Global Macro Fund LP (c)	10,500,000	12,141,802	5.62		Quarterly

Total	29,058,164	42,206,243	19.52

Relative Value
Aristeia Partners, L.P. (c)	2,600,000	2,692,344	1.24		Quarterly
Bright Meadow Agency MBS Offshore Fund, Ltd. (c) *	3,987,771	4,427,143	2.05		Monthly
D.E. Shaw Composite Fund, LLC	10,450,743	26,349,757	12.19		Quarterly
King Street Capital, L.P. (c)	71,322	120,995	0.06		Side Pocket**
Magnetar Capital Fund, L.P.	112	261	0.00	(d)	Side Pocket**
Mariner Atlantic Multi-Strategy Fund, L.P. (c)	2,500,000	2,678,834	1.24		Quarterly
SPF Securitized Products Fund L.P. (c)	3,550,000	4,343,854	2.01		Quarterly
Two Sigma Spectrum US Fund, L.P. (c)	12,897,364	19,038,365	8.80		Quarterly

Total	36,057,312	59,651,553	27.59

Total Investments in Investment Funds	163,198,553	205,848,352	95.20

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

March 31, 2023

Registered Investment Companies	Cost ($)	Value ($)	% of Members’ Capital	Liquidity

Short-Term Investment
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 4.61% (e),(f)	4,715,178	4,715,178	2.18	Daily

Total Investments in Registered Investment Companies	4,715,178	4,715,178	2.18

Total Investments	167,913,731	210,563,530	97.38

Other Assets, less Liabilities		5,661,034	2.62

Members’ Capital		216,224,564	100.00

(a)	Non-income producing investments.
(b)	Certain funds (except registered investment companies) may be subject to an initial lock-up period, as described in Note 2 of the financial statements.
(c)

Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit. The aggregate value of collateral pledged for the line of credit is $179,498,334 as of March 31, 2023.

(d)	Amount rounds to less than 0.005%.
(e)

Investment in affiliate. The Fund holds 4,715,178 shares in the JPMorgan U.S. Government Money Market Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(f)	The rate shown is the current yield as of March 31, 2023.
*	This investment had a name change on January 2, 2023. Previous name was Galton Agency MBS Offshore Fund, Ltd.
**	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Assets, Liabilities and Members’ Capital

March 31, 2023

Assets

Investments in non-affiliates, at value (cost $163,198,553)	$205,848,352
Investments in affiliates, at value (cost $4,715,178)	4,715,178
Receivable for Investment Funds sold	15,844,598
Investments paid in advance (see Note 2c)	5,400,000
Prepaid expenses	62,182
Dividend receivable from affiliates	10,443

Total assets	231,880,753

Liabilities
Loan payable (see Note 4)	8,100,000
Tender offer proceeds payable	6,461,981
Professional fees payable	603,265
Management Fee payable	370,526
Administration Fee payable	48,342
Interest payable	6,652
Other accrued expenses	65,423

Total liabilities	15,656,189

Members’ Capital	$216,224,564

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Operations

For the year ended March 31, 2023

Investment income
Dividend income from affiliates	$119,888

Total investment income	119,888

Expenses
Management Fee (see Note 3)	2,340,187
Professional fees	580,919
Administration Fee (see Note 3)	304,224
Fund accounting and custodian fees	291,078
Credit facility fees (see Note 4)	183,294
Insurance	113,242
Interest (see Note 4)	111,522
Directors’ fees	84,970
Investor servicing fees	77,000
Other	50,041

Total expenses	4,136,477

Less: Waivers and/or expense reimbursements (see Note 3)	(9,957)

Net expenses	4,126,520

Net investment income (loss)	(4,006,632)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments in non-affiliates	14,272,251
Payments by affiliates (see Note 3)	312,339

Net realized gain (loss)	14,584,590
Net change in unrealized appreciation (depreciation) on investments in non-affiliates	(14,493,144)

Net realized and unrealized gain (loss)	91,446

Net increase (decrease) in Members’ Capital resulting from operations	$(3,915,186)

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statements of Changes in Members’ Capital

For the year ended March 31, 2023

	Managing Member*	Other Members	Total
From investment activities
Net investment income (loss)	$–	$(4,006,632)	$(4,006,632)
Net realized gain (loss)	–	14,584,590	14,584,590
Net change in unrealized appreciation (depreciation) on investments in non-affiliates	–	(14,493,144)	(14,493,144)
Distributions of capital gains received from investment companies non-affiliates	–	–	–

Net increase (decrease) in Members’ Capital resulting from operations	–	(3,915,186)	(3,915,186)

From Members’ Capital transactions

Capital contributions	–	5,889,217	5,889,217
Repurchase fee	–	1,383	1,383
Capital repurchases	–	(31,384,190)	(31,384,190)

Net increase (decrease) in Members’ Capital resulting from capital transactions	–	(25,493,590)	(25,493,590)

Net change in Members’ Capital	–	(29,408,776)	(29,408,776)

Members’ Capital at beginning of year	–	245,633,340	245,633,340

Members’ Capital at end of year	$–	$216,224,564	$216,224,564

For the year ended March 31, 2022

	Managing Member*	Other Members	Total
From investment activities
Net investment income (loss)	$–	$(4,223,400)	$(4,223,400)
Net realized gain (loss) from investments in non-affiliates	–	8,485,125	8,485,125
Net change in unrealized appreciation (depreciation) on investments in non-affiliates	–	2,055,482	2,055,482
Distributions of capital gains received from investment companies non-affiliates	–	–	–

Net increase (decrease) in Members’ Capital resulting from operations	–	6,317,207	6,317,207

From Members’ Capital transactions

Capital contributions	–	17,368,000	17,368,000
Repurchase fee	–	2,808	2,808
Capital repurchases	–	(24,580,093)	(24,580,093)

Net increase (decrease) in Members’ Capital resulting from capital transactions	–	(7,209,285)	(7,209,285)

Net change in Members’ Capital	–	(892,078)	(892,078)

Members’ Capital at beginning of year	–	246,525,418	246,525,418

Members’ Capital at end of year	$–	$245,633,340	$245,633,340

*	MSFMM, Inc. is the Fund’s Managing Member and has a capital contribution of less than $1 in the Fund.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Cash Flows

For the year ended March 31, 2023

Cash flows from operating activities

Net increase (decrease) in Members’ Capital resulting from operations	$(3,915,186)
Adjustments to reconcile net decrease in Members’ Capital resulting from operations to net cash provided by operating activities:
Purchases of non-affiliated Investment Funds and registered investment companies	(39,155,283)
Sales of non-affiliated Investment Funds and registered investment companies	66,422,928
Purchases of short-term investments in affiliates, net	(204,666)
Net realized (gain) loss from payments by affiliates	(312,339)
Net realized (gain) loss from investments in non-affiliates	(14,272,251)
Net change in unrealized (appreciation) depreciation on investments in non-affiliates	14,493,144
Decrease in other receivables	400
Decrease in prepaid expenses	105,587
Increase in dividend receivable from affiliates	(10,236)
Decrease in credit facility fees payable	(8,100)
Increase in Administration Fee payable	20,927
Increase in interest payable	5,015
Increase in Management Fee payable	160,106
Increase in professional fees payable	3,157
Increase in other accrued expenses	820

Net cash provided by operating activities	23,334,023

Cash flows from financing activities

Capital contributions, including change in contributions received in advance	3,092,217
Capital redemptions, including change in tender offer proceeds payable	(32,977,040)
Proceeds from loan payable	25,600,000
Repayments of loan payable	(19,050,000)

Net cash used in financing activities	(23,334,823)

Net decrease in cash and cash equivalents	(800)

Cash at beginning of year	800

Cash at end of year	$–

Supplemental disclosure of cash flow information

Cash paid during the year for interest	$106,507

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Highlights

Ratios and other Financial Highlights

The following represents the ratios to the other Members’ Capital and other financial highlights information for Members’ Capital other than the Managing Member and Special Member (a).

	Years Ended March 31,
	2023	2022	2021	2020	2019

Total return	(1.43%) (b)	2.53%	18.06%	(2.98%)	0.74%

Ratios to the other Members’ Capital:
Expenses, before waivers	1.78%	1.68%	1.67%	1.69%	1.67%
Expenses, net of waivers	1.77%	1.67%	1.66%	1.68%	1.66%

Net investment income (loss), before waivers	(1.73%)	(1.68%)	(1.67%)	(1.49%)	(1.34%)
Net investment income (loss), net of waivers	(1.72%)	(1.67%)	(1.66%)	(1.48%)	(1.33%)

Portfolio turnover rate	14.54%	15.49%	22.17%	26.72%	38.58%

Members’ Capital applicable to other Members	$216,224,564	$245,633,340	$246,525,418	$246,595,276	$316,679,890

The above ratios and total returns are calculated for other Members taken as a whole. An individual investor’s return may vary from these returns based on the timing of capital contributions and performance allocation, if any.

The above expense ratios do not include the expenses from the investment funds and affiliated money market fund. However, total returns take into account all expenses.

(a)

J.P. Morgan Investment Management Inc. (“JPMIM”), the Fund’s previous investment adviser, holds a position in the Fund as of March 31, 2023 that amounts to less than 0.005% of Members’ Capital. JPMIM previously served as investment adviser since the Fund’s inception date of April 6, 2004, through September 30, 2021.

(b)	The total return would have been (1.56%) had the Investment Manager not made a payment of $312,339 to the Fund related to an operational error (see Note 3).

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2023

1. Organization

J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”) was organized as a limited liability company on April 6, 2004 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund will seek to accomplish this objective by allocating its assets primarily among professionally selected investment funds (collectively, “Investment Funds” and each individually, “Investment Fund”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. There can be no assurance that the Fund will achieve its investment objective.

The following is a description of strategies used by third-party investment advisers:

Event Driven – Invests in securities of companies in financial difficulty, reorganization or bankruptcy, involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy, nonperforming and sub-performing bank loans, and emerging market debt. Investment Funds within this strategy are generally subject to 45-90 day redemption notice periods.

Long/Short Equities – Makes long and short investments in equity securities that are deemed by the Portfolio Managers to be under or overvalued. Investment Funds within this strategy are generally subject to 30-90 day redemption notice periods.

Opportunistic/Macro – Invests in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture, typically with low correlations to other strategies. This strategy uses a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and has the flexibility to invest in numerous financial instruments. Investment Funds within this strategy are generally subject to 60-90 day redemption notice periods.

Relative Value – Makes simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. Investment Funds within this strategy are generally subject to 30-75 day redemption notice periods.

J.P. Morgan Private Investments Inc. (“JPMPI”), a corporation formed under the laws of the State of Delaware and an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), acts as Investment Manager (the “Investment Manager”) and Administrator (the “Administrator”), and is responsible for the day-to-day management of the Fund, subject to policies adopted by the Board of Directors (the “Board”).

MSFMM, Inc., an entity established by Intertrust Group B.V., serves as the managing member of the Fund (the “Managing Member”).

The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2023 (continued)

2. Significant Accounting Policies

a. Use of Estimates

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital (“Members’ Capital”) from operations during the reporting period. Actual results could differ from those estimates.

b. Valuation of Investments

The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board, which established the following approach to valuation, as described more fully below. The Fund values its investments in Investment Funds at fair value. Fair value as of each month-end ordinarily is the net asset value (“NAV”) determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

The Board has designated the Administrator as the Valuation Designee, and the Administrator uses the J.P. Morgan Access Multi-Strategy Funds’ Valuation Committee (“VC”), comprised of officers of the Fund and other personnel of the Administrator to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments with respect to Rule 2a-5 under the 1940 Act. The VC oversees and carries out the policies for the valuation of investments held in the Fund as described in detail below. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the VC and the Board.

On a monthly basis, the NAV is used to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Administrator believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end NAV to the Fund on a timely basis, the Administrator would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2023 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

The Fund’s ability to liquidate an interest and withdraw from an Investment Fund will likely be limited, and certain Investment Funds may impose lock-up periods, during which time no redemptions or withdrawals may be made.

Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets,” sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid investments, the Fund might not be able to fully liquidate its investment without considerable delay. In such cases, the value of its investment could fluctuate during the year until the Fund is permitted to fully liquidate its interest in the Investment Funds.

Investments in affiliated and non-affiliated registered investment companies are valued at such fund’s NAV per share as of the valuation date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments or other significant observable inputs.

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2023 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

The Fund’s investments in affiliated and non-affiliated registered investment companies, as disclosed on the Schedule of Investments, are designated as Level 1.

As of March 31, 2023, Investment Funds with a fair value of $205,848,352 have not been categorized in the fair value hierarchy as the Investment Funds were measured using the NAV per share as a practical expedient.

c. Investments Paid in Advance

Investments paid in advance represent cash which has been sent to Investment Funds prior to March 31, 2023, but the investment is not effective until April 1, 2023. At March 31, 2023, the Fund made the following commitment to purchase Investment Funds:

Investment Fund*	Amount
Aristeia Partners, L.P.	$2,700,000
Mariner Atlantic Multi-Strategy Fund, L.P.	2,700,000

Total	$5,400,000

*	The Investment Funds utilize the Relative Value strategy subject to 60 day redemption notice period and have quarterly liquidity.

d. Distributions from Investments

Distributions received from Investment Funds or affiliated and non-affiliated investment companies whether in the form of cash or securities, are applied as a reduction of the investment’s cost when identified as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains.

e. Investment Transactions with Affiliates

The Fund invested in affiliated investment companies which are advised by J.P. Morgan Investment Management Inc. (“JPMIM”) or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. Affiliated investment companies’ distributions may be reinvested into the affiliated investment companies. Reinvestment amounts are included in the purchase cost amounts in the table below.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2023 (continued)

2. Significant Accounting Policies (continued)

e. Investment Transactions with Affiliates (continued)

Security Description	Value at March 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at March 31, 2023	Shares at March 31, 2023	Dividend Income	Capital Gain Distributions

JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 4.61% (a)	$4,510,512	$70,504,142	$(70,299,476)	$ -	$ -	$4,715,178	4,715,178	$119,888	$ -

(a) The rate shown is the current yield as of March 31, 2023.

f. Income Recognition and Security Transactions

Distributions of net investment income and realized capital gains from Investment Funds or affiliated and non-affiliated investment companies, if any, are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds and non-affiliated investment companies are included in Net change in unrealized appreciation (depreciation) on investments in non-affiliates on the Statement of Operations.

g. Fund Expenses

The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board; all costs with respect to communications to members (the “Members”); and other types of expenses as may be approved from time to time by the Board.

The Fund invests in Investment Funds and affiliated and non-affiliated investment companies, and, as a result, bears a portion of the expenses incurred by these investments. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to the other Members’ Capital shown in the Financial Highlights. Certain expenses incurred indirectly through investment in an affiliated money market fund are waived by JPMPI as the Fund’s adviser and/or administrator as described in Note 3.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2023 (continued)

2. Significant Accounting Policies (continued)

h. Income Taxes

The Fund intends to operate and has elected to be treated as a partnership for Federal income tax purposes. Accordingly, no provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually responsible to report on its own tax return its distributive share of the Fund’s taxable income or loss.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the Fund level not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expense will significantly change in the next twelve months. Management’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of March 31, 2023, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

i. Recent Accounting Pronouncement

In June 2022, the FASB issued Accounting Standards Update (“ASU”) No. 2022-03, Fair Value Measurement (Topic 820) - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2024. Management expects that the adoption of this guidance will not have a material impact on the Fund’s financial statements.

3. Management Fee, Related Party Transactions and Other

The Fund has entered into an investment management agreement with the Investment Manager. In consideration of the advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a management fee at an annual rate of 1.00% (the “Management Fee”), payable monthly at the rate of 1/12 of

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2023 (continued)

3. Management Fee, Related Party Transactions and Other (continued)

1.00% of the month-end capital account balance of each Member, before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is paid monthly in arrears within 30 days of the calculation of the Fund’s month-end Members’ Capital of each month. For the year ended March 31, 2023, the Management Fee earned by JPMPI totaled $2,340,187.

Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee (the “Administration Fee”) paid monthly at the annual rate of 0.13% of the Fund’s month-end Members’ Capital before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses. For the year ended March 31, 2023, the Administration Fee earned by JPMPI totaled $304,224.

The Investment Manager and the Administrator have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses on securities sold short, interest, brokerage commissions, taxes, expenses related to litigation and potential litigation, expenses related to director election and extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed 1.92% on an annualized basis of the Fund’s Members’ Capital as of the end of each month. This expense limitation agreement is in effect until August 1, 2023. Under this agreement, none of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years. There were no fees waived pursuant to this agreement during the year ended March 31, 2023.

The Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). JPMPI as the Fund’s adviser and/or administrator has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the net fees JPMIM collects from the affiliated money market funds on the Fund’s investment in such money market funds. The amount of waivers resulting from investments in the affiliated money market funds for the year ended March 31, 2023 was $9,957 paid by JPMPI. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Entities may be retained by the Fund to assist in the placement of interests. These entities (“Placement Agents”), which may include the Investment Manager and its affiliates, will generally be entitled to receive a placement fee of up to 2.0% of the invested amount from each investor purchasing an interest through a Placement Agent. The placement fee will be added to a prospective investor’s subscription amount; it will not constitute a capital contribution made by the investor to the Fund, nor will it be included as part of the assets of the Fund. The placement fee may be adjusted or waived at the sole discretion of the Placement Agent.

During the year ended March 31, 2023, the Investment Manager made a payment of $312,339 to the Fund related to an operational error.

Certain officers of the Fund are affiliated with the Investment Manager and the Administrator. Such officers receive no compensation from the Fund for serving in their respective roles.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2023 (continued)

4. Line of Credit

Effective March 30, 2023, the Fund has a committed line of credit with Bank of America, N.A. in the amount of $33 million and from time to time may borrow cash under the credit agreement. Interest charged on borrowings, which is calculated on any outstanding loan balance, and based on a Secured Overnight Financing Rate (“SOFR”) is payable on a monthly basis. The Fund also pays a monthly fee on the unused amount of the line of credit. The Fund had an outstanding loan balance in the amount of $8,100,000 on this line of credit as of March 31, 2023. This agreement terminates on March 25, 2025.

Prior to March 30, 2023, the Fund had a committed line of credit with Credit Suisse International in the amount of $38 million which was terminated as of March 30, 2023.

During the year ended March 31, 2023, the Fund had borrowings under the credit agreements as follows:

Average Daily Loan Balance*	Weighted Average Interest Rate	Interest Expense**	Number of Days Borrowings Were Outstanding	Credit Facility Fee**
$4,789,557	5.31%	$111,522 §	158	$183,294 §

*	For the days borrowings were outstanding.
**	For the year ended March 31, 2023.
§	Interest expense and credit facility fees incurred for the year ended March 31, 2023 are included in the Statement of Operations.

The Fund is required to pledge cash or securities as collateral to Bank of America, N.A. in an amount equal to a certain percentage of the available line of credit. Securities segregated as collateral are denoted on the Schedule of Investments.

5. Security Transactions

During the year ended March 31, 2023, purchases and sales of investments (excluding short-term investments) amounted to $33,755,283 and $79,778,509, respectively.

At March 31, 2023, the estimated cost of investments for Federal income tax purposes was $230,399,836. Accordingly, gross unrealized appreciation on investments was $49,843,945 and gross unrealized depreciation was $69,680,251, resulting in net unrealized depreciation of $19,836,306. The estimated cost of investments for Federal income tax purposes is adjusted for items of taxable income or loss allocated to the Fund from the Investment Funds. The allocated taxable income or loss is reported to the Fund by the Investment Funds on their respective Schedule K-1. The Fund has not yet received all such Schedule K-1’s for the tax year ended December 31, 2022; therefore, the tax basis cost of investments as of March 31, 2023 is estimated based on information available, and will not be finalized by the Fund until after the fiscal year end.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2023 (continued)

6. Contributions, Redemptions, and Performance Allocation

Generally, initial and additional contributions for Interests (“Interests”) by eligible investors may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any contributions for Interests in the Fund. The initial acceptance for contributions for Interests was April 1, 2004 (the “Initial Closing Date”). After the Initial Closing Date, the Fund generally accepts contributions for Interests as of the first day of each month at the Fund’s then current NAV. At March 31, 2023, the Fund did not receive any contribution proceeds in advance of the April 1, 2023 contribution date.

The Fund from time to time may offer to repurchase Interests pursuant to written tenders by Members. These repurchases will be made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. The Investment Manager expects to typically recommend to the Board that the Fund offer to repurchase Interests from Members of up to 35% of the Fund’s Members’ Capital quarterly, effective as of the last day of March, June, September, and December, although such recommendation may be less than or greater than 35%. A 1.5% repurchase fee (the “Repurchase Fee”) payable to the Fund will be charged for repurchases of Members’ Interests at any time prior to the day immediately preceding the one-year anniversary of a Member’s purchase of its Interests. For the year ended March 31, 2023, the Fund earned Repurchase Fees of $1,383, which is included on the Statements of Changes in Members’ Capital.

At the end of each Allocation Period of the Fund, any net capital appreciation or net capital depreciation of the Fund (both realized and unrealized), as the case may be, is allocated to the capital accounts of all of the Members (including the Special Member and the Managing Member) in proportion to their respective opening capital account balances for such Allocation Period. The initial “Allocation Period” began on the Initial Closing Date, with each subsequent Allocation Period beginning immediately after the close of the preceding Allocation Period. Each Allocation Period closes on the first to occur of (1) the last day of each month, (2) the date immediately prior to the effective date of (a) the admission of a new Member or (b) an increase in a Member’s capital contribution, (3) the effective date of any repurchase of Interests, or (4) the date when the Fund dissolves.

7. Risk Exposure

In the normal course of business, the Investment Funds trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s investments in the Investment Funds.

In pursuing its investment objectives, the Fund invests in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed against traditional investment indices. The Investment Funds selected by the Fund will invest in actively traded securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet associated with borrowings, short sales and derivative instruments, the potential illiquidity of

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2023 (continued)

7. Risk Exposure (continued)

certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Investment Funds. The Investment Funds provide for periodic redemptions generally ranging from monthly to semi-annually, and may be subject to various lock-up provisions and early withdrawal fees.

Because of the Fund’s investment in the Investment Funds, the Fund indirectly pays a portion of the expenses incurred by the Investment Funds. As a result, a cost of investing in the Fund may be higher than the cost of investing in a fund that invests directly in individual securities and financial instruments.

The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.

Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.

The Investment Manager may invest the Fund’s assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are generally riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause Members to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.

The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.

Because of the Fund’s investments in registered investment companies, the Fund indirectly pays a portion of the expenses incurred by these registered investment companies. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the registered investment companies’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2023 (continued)

7. Risk Exposure (continued)

In addition, the registered investment companies may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the registered investment companies are disclosed within their individual financial statements and registration statements, as appropriate since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund being more sensitive to economic results of those issuing the securities.

The London Interbank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.

The value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this, or any future, pandemic to public health and business and market conditions, may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions in response to a pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2023 (continued)

8. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

9. Concentrations

As of March 31, 2023, all members of the Fund are clients of an affiliate of the Investment Manager, whose holdings collectively represented all of the Fund’s Members’ Capital. Significant Member transactions, if any, may impact the Fund’s performance.

10. Subsequent Events

The Fund has evaluated subsequent events through the date of issuance of this report and has determined that there are no material events that need disclosure.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited)

The business of the Fund is managed under the direction of the Board of Directors. Subject to the provisions of the operating agreement and Delaware law, the Directors have all powers necessary and convenient to carry out this responsibility. The Directors and officers of the Fund, their ages and descriptions of their principal occupations during the past five years are listed below.

Name (Year of Birth) Positions With The Fund	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)(2)	Other Directorships Held During the Past 5 Years
Independent Directors
Lisa M. Borders (1957); Director since 2021.	Consultant, LMB Group (management consulting) (February 2019-present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018-February 2019); President, Women’s National Basketball Association (March 2016-October 2018); Vice President, The Coca-Cola Company (2013-2016).	11

Global Director, Operation Hope (2015-2016; 2020-present); Director, Grady Health System (Chair, Quality Committee 2014- 2017); Lottery.com (2021-2022) Chair, Borders Commission, United States Olympic and Paralympic Committee; Trustee, Duke University; Chair, The Coca-Cola Foundation.

James P. Donovan (1950); Lead Independent Director since 2021; Director since 2021.	Chairman, Cross Culture Coach LLC (education) (2012-present).	11	Chairman and President, Cannon Point Preservation Corp.; Chairman, Cross Culture Coach LLC.
Neil Medugno (1957); Director since 2021.	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994-2017).	11	Independent Trustee, James Alpha Funds Trust d/b/a Easterly Funds Trust (2021-present).
Kevin Klingert (1962); Director since 2022.	Retired; President, Russell Investments Group, Ltd. (April 2021-October 2022); Senior Advisor, Morgan Stanley Investment Management Inc. (2016- 2017); Managing Director, Morgan Stanley Investment Management Inc. (2007-2016).	11

Director, Russell Investment Management, LLC, Russell Investments Capital, LLC, Russell Investments Delaware, LLC, Russell Investments Implementation Services, LLC, Russell Investments Fund Management, LLC, Russell Investments International Services Company, LLC, Russell Investments PMF 2019 GP, LLC, Russell Investments Trust Company, Russell Investments Implementation Services Limited, Russell Investments Systems Limited (April 2021- October 2022).

Lauren K. Stack (1963); Director since 2021.	Head of Operations, HyperSpectral APD, LLC (Medtech) (2020-present); Principal, b2G Capital, Inc. (consulting) (2016-present).	11	Independent Trustee, Board Chair, Virginia529; Director, HyperSpectral APD, LLC; Director, ACT for Alexandria (2002-2019); Director, Inova Alexandria Hospital Foundation.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth) Positions With The Fund	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Directors (1)(2)	Other Directorships Held During the Past 5 Years
Interested Directors
Mary E. Savino (1962); Chairman since 2021.	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016- present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of US Mutual Funds since joining the firm in 1988.	11	Director, J.P. Morgan Private Investments Inc.

(1)	Each Director serves for an indefinite term.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Fund Complex for which the Board of Directors serves currently includes three registered investment companies (11 funds).

The contact address for each of the Directors is 383 Madison Avenue, New York, NY 10179.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth), Positions Held with the Fund (since)	Principal Occupation During Past 5 Years
Officers
Mary E. Savino (1962), President and Principal Executive Officer since 2021

Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016- present); Global Head of Portfolio Management Group (2013- 2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of US Mutual Funds since joining the firm in 1988.

Abby L. Ingber (1962), Chief Legal Officer and Secretary since 2021

Executive Director and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2017-present); Deputy General Counsel, Schroder Investment Management North America Inc. and Chief Legal Officer and Secretary, Schroder Funds (2006-2017).

Michael Choi (1971), Chief Compliance Officer since 2021

Chief Compliance Officer, J.P. Morgan Private Investments Inc. (2016- present); Managing Director, JPMorgan Chase Bank, N.A. (2018-present); Executive Director; Assistant General Counsel, JPMorgan Chase Bank, N.A. (2008-2016).

Gregory R. McNeil (1975), Principal Financial Officer and Treasurer since 2021	Executive Director, J.P. Morgan Securities LLC (2018-present); Vice President, AQR Capital Management, LLC; Treasurer, AQR Funds (2015-2018).
Gina M. Andes (1976), Assistant Treasurer since 2021

Executive Director, J.P. Morgan Securities LLC (2020-present); Vice President, J.P. Morgan Securities LLC (2017-2020); Vice President, J.P. Morgan Investment Management Inc. (formerly J.P. Morgan Funds Management, Inc.) (2013-2017).

Francisco Camacho (1979), Assistant Treasurer since 2021	Vice President, J.P. Morgan Securities LLC (2021-present); Vice President, Neuberger Berman Group LLC (2013-2020).
Angela Burke (1982), Assistant Secretary since 2023

Vice President and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2022 - Present); Senior Attorney, Aviva Investors Americas (2021-2022); Senior Vice President, The Northern Trust Company; Assistant Secretary, Northern Funds and Northern Institutional Funds (2018-2021).

The contact address for each of the officers, unless otherwise noted, is 383 Madison Avenue, New York, NY 10179.

Rev. May 2022

FACTS	WHAT DOES J.P. MORGAN ACCESS MULTI-STRATEGY FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
∎ Social Security number and income
∎ account balances and transaction history
∎ credit history and payment history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Access Multi-Strategy Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Access Multi- Strategy Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 212-464-2070 to speak with a Managed Solutions & Strategies Investor Relations representative. For operator relay assistance, first dial 711.

Who we are
Who is providing this notice?	J.P. Morgan Access Multi-Strategy Funds

What we do
How does the Access Multi-Strategy Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to get your information only when they need it to do their work, and we require companies that work for us to protect your information.

How does the Access Multi-Strategy Funds collect my personal information?	We collect your personal information, for example, when you: ∎ open an account or make a wire transfer ∎ direct us to buy securities or direct us to sell securities
∎ provide your account information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎  sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎  affiliates from using your information to market to you

∎  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
∎ Our affiliates include companies with the Chase or J.P. Morgan name and financial companies such as J.P. Morgan Private Investments Inc. and J.P. Morgan Securities LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
∎ The Access Multi-Strategy Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
∎ The Access Multi-Strategy Funds does not jointly market.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-212-464-2070, and (ii) on the Commission’s website at http://www.sec.gov.

(b)

Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The Registrant has not amended its Code of Ethics during the period covered by this report. The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Neil Medugno is the “audit committee financial expert” (as defined by Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Medugno is not an “interested person” of the Registrant and is also “independent” (as each term is defined by Item 3 of Form N-CSR) for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $62,618 for 2022 and $62,618 for 2023.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2023.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $408,600 for 2022 and $408,600 for 2023.

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2022 and December 31, 2023, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are:

2023 – Not Applicable

2022 – Not Applicable

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) Not Applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant disclosed below.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2022 - $0

2021 - $0

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Adviser’s proxy voting policy is set forth below.

J.P. Morgan Private Investments, Inc, the Funds’ investment adviser (the “Adviser” or “JPMPI”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios.

Delegation of Proxy Voting Responsibilities – The Funds’ Board delegates the proxy voting authority with respect to each Fund’s portfolio securities to the Fund’s Adviser, who in turn may delegate to the Fund’s sub-adviser(s), if applicable. The adviser/sub-adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities. The adviser/sub-adviser is also required to adopt written proxy voting procedures that comply with the requirements of the Investment Company Act and Advisers Act.

As a fiduciary to its Clients, JPMPI must monitor corporate actions and act reasonably to vote proxies in the best interests of those Clients from which JPMPI accepts proxy voting discretion. Further, Rule 206(4)-6 of the Advisers Act requires every registered investment adviser to (i) adopt and implement written policies and procedures reasonably designed to ensure, among other things, that proxies are voted in the “best interest of clients,” including how the adviser addresses material conflicts that may arise; (ii) disclose to clients how they can obtain information about how proxies were voted; and (iii) describe to clients the proxy voting policies and procedures and furnish a copy upon request. Unless a Client that has conferred JPMPI with investment discretion expressly retains proxy voting authority or delegates that authority to another person, JPMPI is obligated to vote proxies on its behalf, and must do so in a prudent and diligent manner and solely in the best interest of its Clients.

Proxy Voting Procedures and Guidelines – To ensure that the proxies are voted in the best interests of its clients, JPMPI has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

There are currently separate guidelines for types of investments.

1)

With respect to closed-end Registered Funds that invest in underlying private investment funds, JPMPI has investment discretion to allocate the assets of such Funds to various underlying private investment funds. In cases wherein JPMPI is authorized by such Funds to vote the solicitations, proxies or consents (collectively, “Consents”) of, or otherwise provide approval to, such underlying private investment funds (and such authorization has not been delegated to a sub-adviser), JPMPI will vote such Consents in accordance with the internal procedure. In such cases wherein JPMPI is authorized by such Funds to vote the Consents of such underlying private investment funds and such authorization has been delegated to a sub-adviser, JPMPI will review whether such sub-adviser votes such Consents in the best interests of such underlying private investment funds’ investors and in accordance with such sub-adviser’s proxy voting policies.

2)

With respect to open-end Registered Funds and closed-end Registered Funds for which JPMPI has investment discretion to invest Client assets in registered funds or securities and may be authorized to vote the underlying registered funds or securities, these are voted in accordance with benchmark guidelines implemented by an independent third party service provider.

For proxy voting policies and procedures for any sub-advised funds, see the sub-advisers’ proxy voting policies.

Please see JPMPI’s ADV Part 2A Brochure for further detail on the Adviser’s proxy voting policies and procedures.

Proxy Voting Disclosures – The Funds will include a summary of the proxy voting policies and procedures of its adviser or sub-adviser in the SAI (the actual policies and procedures may also be utilized). For closed-end funds, this information will also be disclosed on Form N-CSR. In addition, the Funds will disclose in the annual and semi-annual shareholder reports and registration statements the methods by which shareholders may obtain information about proxy voting.

Annual Form N-PX Filings – Each Fund will file with the SEC, on Form N-PX, a complete voting record for the twelve-month period ended June 30, no later than August 31 of each year.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGEMENT TEAM

The Fund’s portfolio managers are Boris Arabadjiev and Thomas Byrnes. The portfolio managers determine the asset allocation for the Fund among Portfolio Managers, Investment Funds and other investments.

Mr. Arabadjiev is a Managing Director and the Head of Alternatives for the J.P. Morgan Private Bank CIO team, based in New York. Mr. Arabadjiev is a member of the Private Bank’s Global Investment Council. Mr. Arabadjiev is responsible for coordinating the Private Bank’s CIO team research and strategy efforts across alternative investments, including hedge funds and liquid alternatives. In this capacity, Mr. Arabadjiev works closely with the firm’s Manager Selection, Hedge Fund Due Diligence, Portfolio Construction, Investment Strategy, and Risk Management teams to ensure alternative investments in client portfolios reflect the teams’ strategic and tactical views and are underwritten using a disciplined, systematic framework. Mr. Arabadjiev joined J.P. Morgan in 2017 with 18 years of capital markets experience and brings substantial expertise in analyzing, developing and investing in alternative investment strategies. Previously, Mr. Arabadjiev was the CIO and co-founder of Altemis Capital Management, a boutique asset management firm focused on liquid alternatives. At Altemis, Mr. Arabadjiev launched and ran a multi-asset risk premia product and customized solutions platform for institutional investors. Prior to Altemis, Mr. Arabadjiev was a Managing Director and CIO of the Alpha Strategies Group at Credit Suisse Asset Management, the firm’s fund of hedge funds business. Mr. Arabadjiev began his career at Barra Inc. in Berkeley, CA, where he worked with institutional investors on the development and application of factor-based risk analytics before moving to London to lead the firm’s cross-asset risk analytics effort. Mr. Arabadjiev holds a Ph.D. in Economics from the University of Southern California and a B.A./B.Sc. from WV Wesleyan College.

Mr. Byrnes is an Executive Director and Portfolio Manager for the J.P. Morgan Private Bank hedge fund team, based in New York. In this role, Mr. Byrnes is responsible for the management of hedge fund and liquid alternative portfolios, which seek to optimize risk-adjusted returns through top-down portfolio construction and bottom-up vehicle selection. Prior to joining J.P. Morgan in April 2016, Mr. Byrnes served as a Portfolio Manager within the alternatives group at Russell Investments. In this role, Mr. Byrnes was responsible for managing multi-strategy and single-strategy hedge fund portfolios with investments totaling over $2 billion in global institutional and retail capital. Prior to Russell Investments, Mr. Byrnes worked within the hedge fund portfolio management and research teams at Credit Suisse, where he analyzed and implemented hedge fund investment ideas, as well as performed extensive research across multiple hedge fund strategies and portfolio construction focused on alternatives. Mr. Byrnes earned his Bachelor of Science in Business Administration with a concentration in Finance from Georgetown University, and is a Chartered Financial Analyst (CFA).

OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by portfolio managers of the Fund as of March 31, 2023:

Access Multi-Strategy Fund L.L.C.

Non-Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*

	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)

Boris Arabadjiev	2	292	15	10,157	583,025	335,798

Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)

Boris Arabadjiev	0	0	0	0	0	0

* Assets made up of discretionary programs which can include investment into one or more of the vehicles included in the “Registered Investment Companies” and “Other Pooled Investment Vehicles”. Therefore, the amount of total assets in “Other Accounts” may also include assets from the other sections.

Non-Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*

	Number of Accounts	Total Asset ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)

Tom Byrnes	2	292	3	1,906	0	0

Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)

Tom Byrnes	0	0	0	0	0	0

* Assets made up of discretionary programs which can include investment into one or more of the vehicles included in the “Registered Investment Companies” and “Other Pooled Investment Vehicles”. Therefore, the amount of total assets in “Other Accounts” may also include assets from the other sections.

POTENTIAL CONFLICTS OF INTEREST

The Investment Manager and/or their affiliates (the “Affiliates” and, together, “JPMorgan”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients and individual investors. In addition, JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients, some of which will be Investment Funds, and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which the Fund and/or the Investment Funds invests or will invest. Investors should carefully review the following, which describes potential and actual conflicts of interest that JPMorgan can face in the operation of its investment management services. JPMorgan and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Investment Manager and JPMorgan is set forth in the Investment Manager’s Form ADV, as applicable, which prospective shareholders should review prior to purchasing Fund shares. Copies of Part 1 and Part 2A of the Investment Manager’s Form ADV are available on the SEC’s website (www.adviserinfo.sec.gov).

Acting for Multiple Clients. In general, the Investment Manager faces conflicts of interest when either or both renders investment advisory services to several clients and, from time to time, provide dissimilar investment advice to different clients. For example, when funds or accounts managed by the Investment Manager and/or their affiliates (“Other Accounts”) engage in short sales of the same securities held by the Fund or an Investment Fund, the Investment Manager could be seen as harming the performance of the Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which the Fund or an Investment Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which the Fund or an Investment Fund has also invested and these activities could have an adverse effect on the Fund. For example, if the Fund or an Investment Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund or Investment Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund or Investment Fund invests may use the proceeds of such investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, the Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.

Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by the Fund. For example, this may occur when investment decisions for the Fund are based on research or other information that is also used to support portfolio decisions by the Investment Manager for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.

Investment opportunities that are appropriate for the Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. The Investment Manager’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as the Fund or invests in substantially similar assets as the Fund, creates an incentive for the Investment Manager to favor the account paying it the potentially higher fee, e.g., in placing securities trades. JPMorgan also faces conflicts of interest when waiving certain fees if those waivers enhance performance. The Investment Manager is actively engaged in advisory, trade support and management services for multiple investment vehicles, funds and accounts (each, an “Affiliated Group Account”), including other unregistered investment funds as well as investment funds registered under the Investment Company Act of 1940. The Investment Manager from time to time invests in an Investment Fund on behalf of the Fund and/or one or more of its other clients, and thereby holds a significant portion of the interests in such Investment Fund, which will give rise to certain conflicts. For instance, preferential terms are granted to Affiliated Group Accounts as a result of the aggregate size of the commitments by all of such Affiliated Group Accounts to an Investment Fund, and therefore, in such cases, the Investment Manager will have an incentive not to withdraw an investment from any such Investment Fund when it might otherwise wish to do so for an Affiliated Group Account in order to preserve the preferential terms for all of its Affiliated Group Accounts.

The Investment Manager and its Affiliates, and any of their directors, officers or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Investment Manager, and/or an Affiliate. The Investment Manager or its Affiliates, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Investment Manager is not required to purchase or sell for any client account securities that they, an Affiliate or any of their employees may purchase or sell for their own accounts or the proprietary accounts of the Investment Manager or an Affiliate or its clients. The Investment Manager, its Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.

The chart in “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts and other Funds managed by each Fund’s portfolio managers.

Acting in Multiple Commercial Capacities. JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or may invest. JPMorgan is typically entitled to compensation in connection with these activities and the Fund will not be entitled to any such compensation. In providing services and products to clients other than the Fund, JPMorgan, from time to time, faces conflicts of interest with respect to activities recommended to or performed for the Fund on one hand and for JPMorgan’s other clients on the other hand. For example, JPMorgan has, and continues to seek to develop, banking and other financial and advisory relationships with numerous U.S. and non-U.S. persons and governments. JPMorgan also advises and represents potential buyers and sellers of businesses worldwide. The Fund and/or Investment Funds have invested in, or may wish to invest in, such entities represented by JPMorgan or with which JPMorgan has a banking or other financial relationship. In addition, certain clients of JPMorgan may invest in entities in which JPMorgan holds an interest, including the Fund or an Investment Fund. In providing services to its clients, JPMorgan from time to time recommends activities that compete with or otherwise adversely affect a Fund or Investment Fund or the Fund’s or Investment Fund’s investments. It should be recognized that such relationships may also preclude the Fund from engaging in certain transactions and may constrain the Fund’s investment flexibility. For example, Affiliates that are broker dealers cannot deal with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Certain of the JPMorgan Funds have received exemptive orders permitting certain JPMorgan Funds to engage in principal transactions with Affiliates involving taxable and tax exempt money market instruments. However, for the purchase and sale of longer term fixed income securities, which are generally principal transactions, the Fund cannot use broker dealer Affiliates. Or, if an Affiliate is the sole underwriter of an initial or secondary offering, the Fund could not purchase in the offering. In both cases the number of securities and counterparties available to the Fund will be fewer than are available to registered funds that are not affiliated with major broker dealers.

JPMorgan derives ancillary benefits from providing investment advisory, administration, fund accounting and shareholder servicing and other services to the Fund, and providing such services to the Fund may enhance JPMorgan’s relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue.

JPMorgan may provide brokerage services to Investment Funds in compliance with applicable law. JPMorgan may keep any profits, commissions and fees accruing to it in connection with its activities for itself and other clients, and the fees or allocations from the Fund to the Investment Manager or its affiliates will not be reduced thereby. The Investment Manager or its affiliates, including the Sub-Advisor, may enter into placement agent agreements with a Portfolio Manager pursuant to which such Portfolio Manager may compensate the Investment Manager or its affiliates, including the Sub-Advisor, for referring investors (other than the Fund) to the Portfolio Manager.

To the extent permitted by applicable law, affiliates of the Investment Manager and Sub-Advisor from time to time will invest proprietary or client capital with investment advisers, which may also be Portfolio Managers to the Investment Funds, or in one or more of the Investment Funds in which the Fund invests. It is expected that a significant number of the Portfolio Managers will pay fees to such affiliates. For example, broker-dealer affiliates of the Investment Manager and Sub-Advisor, such as J.P. Morgan Securities LLC, act as placement agent for JPMorgan and third-party hedge funds and these affiliates will earn fees from the hedge fund sponsors or the hedge funds for providing placement and other ongoing services to the hedge fund. The Adviser generally chooses to invest the Fund’s assets in hedge funds also available for other J.P. Morgan Private Bank accounts, which typically are only hedge funds who pay or whose sponsors pay such fees to a broker-dealer affiliate of the Investment Manager and Sub-Advisor. The Adviser also invests in hedge funds that do not use a broker-dealer affiliate as placement agent. Fees paid to these affiliates are based on the client capital invested on their behalf by the affiliate in the Investment Funds. However, no affiliate will receive fees from Portfolio Managers for the Fund’s capital invested in the Investment Funds. In addition, JPMorgan may have other business relationships with such Portfolio Managers.

Participations Adverse to the Fund. JPMorgan’s participation in certain markets or its actions for certain clients may also restrict or affect the Fund’s and/or an Investment Fund’s ability to transact in those markets and JPMorgan may face conflicts with respect to the interests involved. For example, when the Fund and/or an Investment Fund and another JPMorgan client invest in different parts of an issuer’s capital structure, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment implicate conflicts of interest. See also “Acting for Multiple Clients”.

Preferential Treatment. The Investment Manager and/or Sub-Adviser receive more compensation with respect to certain funds or Other Accounts than it receives with respect to the Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for the Investment Manager and Sub-Adviser and their portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or fund, such as devotion of unequal time and attention to the management of the funds or accounts.

JPMorgan and its affiliates have entered into arrangements with service providers that include fee discounts for services rendered to JPMorgan and its affiliates. For example, certain law firms retained by JPMorgan or one or more of its affiliates discount their legal fees based upon the type and volume of services provided to JPMorgan or its affiliates. The cost of legal services paid by the Fund is separately negotiated and is not included in the negotiation or calculation of the JPMorgan rate and, as a result, the fees that are charged to the Fund typically reflect higher billing rates. In the event legal services are provided jointly to JPMorgan or its affiliates and the Fund with respect to a particular matter, the Fund and JPMorgan or such affiliates will each bear their pro rata share of the cost of such services which may reflect the JPMorgan discount or a higher rate, depending on the facts and circumstances of the particular engagement.

Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities raise a potential conflict of interest because JPMorgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, JPMorgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan’s overall allocation of securities in that offering. In addition, JPMorgan has an incentive to allocate assets of the Fund to an underlying fund that is small, pays fees to JPMorgan or to which JPMorgan has provided seed capital.

Overall Position Limits. Potential conflicts of interest also exist when JPMorgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude, the Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by the Fund that could be triggered based on the number of options written by the Investment Manager and/or Sub-Adviser on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of the Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.

Soft Dollars. The Investment Manager and/or Sub-Adviser pay certain broker-dealers with “soft” or commission dollars generated by client brokerage transactions in exchange for access to statistical information and other research services. The Investment Manager and/or Sub-Adviser face conflicts of interest because the statistical information and other research services may benefit certain other clients of the Investment Manager and/or Sub-Adviser more than the Fund and can be used in connection with the management of accounts other than the accounts whose trades generated the commissions.

Additionally, when the Investment Manager and/or Sub-Adviser uses client brokerage commissions to obtain statistical information and other research services, the Investment Manager and/or Sub-Adviser receives a benefit because it does not have to produce or pay for the information or other research services itself. As a result, the Investment Manager and/or Sub-Adviser may have an incentive to select a particular broker-dealer in order to obtain such information and other research services from that broker-dealer, rather than to obtain the lowest price for execution.

Tender Offers. JPMorgan on behalf of its discretionary clients have significant ownership in the Fund. JPMorgan faces conflicts of interest when recommending to the Board the amount of shares the Fund should accept for tender, and when considering the effect of tender offers on the Fund and on other shareholders in deciding whether and when to tender its shares. A large tender of shares by JPMorgan acting on behalf of its discretionary clients could result in the Fund selling securities when it otherwise would not have done so, accelerating the realization of capital gains and increasing transaction costs. A large tender could significantly reduce the assets of the Fund, causing decreased liquidity and, depending on any applicable expense caps, a higher expense ratio and other adverse consequences to the Fund, such as an event of default under the Credit Agreement.

Affiliated Transactions. The Fund is subject to conflicts of interest if it engages in principal or agency transactions with other JPMorgan funds or with JPMorgan. To the extent permitted by law, the Fund can enter into transactions in which JPMorgan acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Fund (agency transactions). Principal and agency transactions create the opportunity for JPMorgan to engage in self- dealing. JPMorgan faces a conflict of interest when it engages in a principal or agency transaction on behalf of the Fund, because such transactions result in additional compensation to JPMorgan. JPMorgan faces a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.

In addition, JPMorgan has direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). The Investment Manager and/or Sub-Adviser, in accordance with its fiduciary obligation to seek to obtain best execution, from time to time executes client trades through ECNs in which an Affiliate has, or may acquire, an interest. In such case, the Affiliate will be indirectly compensated based upon its ownership percentage in relation to the transaction fees charged by the ECNs.

JPMorgan also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate for such securities, of which JPMorgan is a member because JPMorgan typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of a Fund’s purchase of securities.

Affiliated Service Providers. JPMorgan faces conflicts of interest when the Fund uses service providers affiliated with JPMorgan because JPMorgan receives greater overall fees when they are used. Affiliates provide investment advisory, administration, fund accounting and shareholder servicing services to the Fund for which they are compensated by the Fund. Similarly, the Investment Manager and Sub-Adviser face conflicts of interest if they decide to use or negotiate the terms of a credit facility for the Fund if the facility is provided by an Affiliate. The JPMorgan affiliates providing services to the Fund benefit from additional fees when the Fund invests in an Investment Fund that also uses JPMorgan as its service provider.

Proxy Voting. Potential conflicts of interest can arise when the Investment Manager and/or Sub-Adviser votes proxies for securities held by the Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that an Affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with the Investment Manager’s and/or Sub-Adviser’s proxy voting guidelines or by the third party using its own guidelines. Potential conflicts of interest can arise when the Investment Manager and/or Sub-Adviser invest Fund assets in securities of companies that are also clients of the Investment Manager and/or Sub-Adviser or that have material business relationships with the Investment Manager and/or Sub-Adviser or an Affiliate and a vote against management could harm or otherwise affect the Investment Manager’s, Sub- Adviser’s or the Affiliate’s business relationship with that company.

Personal Trading. JPMorgan and any of its directors, officers, agents or employees, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund.

Valuation. Investment Manager acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. Investment Manager values securities and assets in the Fund according to the Fund’s valuation policies. From time to time Investment Manager will value an asset differently than an Affiliate values the identical asset, including because the Affiliate has information regarding valuation techniques and models or other information that it does not share with Investment Manager. This arises particularly in connection with securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (e.g., startup companies) and which are fair valued. Investment Manager will also face a conflict with respect to valuations as they affect the amount of Investment Manager’s compensation as investment adviser and administrator.

Information Access. As a result of JPMorgan’s various other businesses, Affiliates, from time to time, come into possession of information about certain markets and investments which, if known to the Investment Manager could cause the Investment Manager to seek to dispose of, retain or increase interests in investments held by the Fund or acquire certain positions on behalf of the Fund. However, JPMorgan’s internal information barriers restrict the Investment Manager’s ability to access such information even when it would be relevant to its management of the Fund. Such Affiliates can trade differently from the Fund potentially based on information not available to the Investment Manager. If the Investment Manager acquires or is deemed to acquire material non- public information regarding an issuer, the Investment Manager will be restricted from purchasing or selling securities of that issuer for its clients, including the Fund, until the information has been publicly disclosed or is no longer deemed material.

Gifts and Entertainment. From time to time, employees of the Investment Manager receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or the Investment Manager, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.

II.CONFLICTS OF INTEREST RELATING TO PORTFOLIO MANAGERS

The Investment Manager anticipates that each Portfolio Manager will consider participation by the Fund or an Investment Fund in which the Fund invests in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for investment funds and other accounts managed by the Portfolio Manager other than the Fund (“Portfolio Manager Accounts”), that pursue investment programs similar to that of the Fund. Circumstances may arise, however, under which a Portfolio Manager will cause its Portfolio Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Portfolio Manager will commit assets of the Fund or an Investment Fund. Circumstances may also arise under which a Portfolio Manager will consider participation by its Portfolio Manager Accounts in investment opportunities in which the Portfolio Manager intends not to invest on behalf of the Fund or an Investment Fund, or vice versa.

Situations may occur when the Fund could be disadvantaged by investment activities conducted by the Portfolio Manager for the Portfolio Manager Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Fund, or an Investment Fund in which the Fund and/or Portfolio Manager Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the Fund’s or an Investment Fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instruments is limited.

A Portfolio Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Portfolio Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Portfolio Manager determined it was appropriate for the Investment Fund to purchase and a Portfolio Manager Account to sell, or the Investment Fund to sell and a Portfolio Manager Account to purchase, the same security or instrument on the same day.

Each Portfolio Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Investment Funds, and may have conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Portfolio Manager that are the same, different from or made at different times than positions taken for the Fund or an Investment Fund in which the Fund participates. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Investment Manager or its affiliates, including the Sub-Advisor. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Investment Manager may provide to one or more Portfolio Manager Accounts or the Fund.

PORTFOLIO MANAGER COMPENSATION

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual and/or investment funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual and/or investment funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual and/or investment funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual and/or investment funds.

Disclosure of Securities Ownership

The following tables indicate the dollar range of securities of the Funds beneficially owned by the portfolio managers, (note that numbers below may also represent a notional interest in the securities as part of deferred compensation):

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Boris Arabadjiev						x
Thomas Byrnes				x

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)

Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is incorporated by reference to Exhibit 13(a)(1) to the Registrant’s Annual Report to Shareholders on Form N-CSR File 811-21552, filed on June 6, 2022.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	J.P. Morgan Access Multi-Strategy Fund, L.L.C.

By (Signature and Title)*	/s/ Mary E. Savino
Mary E. Savino
Principal Executive Officer

Date	6/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mary E. Savino
Mary E. Savino
Principal Executive Officer

Date	6/7/2023

By (Signature and Title)*	/s/ Gregory R. McNeil
Gregory R. McNeil
Principal Financial Officer

Date	June 7, 2023

* Print the name and title of each signing officer under his or her signature.